Annual Report

December 31, 2002

T. Rowe Price
Limited-Term Bond Portfolio
Dear Investor

Short-term bond securities generated respectable returns in the 6- and 12-month periods ended December 31, 2002. Continued economic sluggishness, poor equity returns, corporate malfeasance, and the threat of war increased demand for fixed-income securities, sending interest rates plunging to levels not seen in 40 years. Bond prices rose in conjunction with falling rates. High-quality securities with longer maturities benefited most from the rally.

Economy and Interest Rates

  In the wake of the September 11, 2001, terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve opened the monetary spigot and slashed the federal funds target rate to 1.25%, the final move being a 50-basis-point reduction on November 6. (One basis point equals 0.01%.)

  Interest Rate Levels

                              Current Coupon                     5-Year                      2-Year
                                        GNMA              Treasury Note               Treasury Note

  12/31/01                              6.45                       4.30                        3.02
  1/31/02                               6.39                       4.37                        3.16
  2/28/02                               6.13                       4.19                        3.06
  3/31/02                               6.66                       4.84                        3.72
  4/30/02                               6.26                       4.41                        3.22
  5/31/02                               6.23                       4.35                        3.19
  6/30/02                               6.08                       4.03                        2.81
  7/31/02                               5.79                       3.45                        2.23
  8/31/02                               5.35                       3.22                        2.13
  9/30/02                               5.15                       2.56                        1.68
  10/31/02                              5.25                       2.73                        1.67
  11/30/02                              5.42                       3.27                        2.06
  12/31/02                              5.02                       2.73                        1.60

  Over the course of the year, consumer and business measures suggested that the economy was responding to the Fed"s stimulus, though progress was halting at best. Corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment all acted to undermine confidence. Growing fears of a military conflict with Iraq contributed to the economic and stock market uncertainty. Yet inflation remained subdued, allowing the Federal Reserve to maintain its relatively accommodative monetary stance.

Performance and Strategy

  Reflecting the low level of short-term interest rates, your portfolio returned 3.60% and 5.42% in the 6- and 12-month periods ended December 31, 2002, respectively. Results were on a par with the peer group for the six-month period, but trailed modestly for the full year. Of benefit to our shareholders was a focus on securities with high credit quality in a period of deteriorating fundamentals for many companies - particularly energy and telecommunications firms.

  Performance Comparison
  ------------------------------------------------------------
  Periods Ended 12/31/02                         6 Months              12 Months

  Limited-Term
  Bond Portfolio                                    3.60%                  5.42%

  Lipper Variable Annuity
  Underlying Short
  Intermediate Investment-
  Grade Debt Funds Average                           3.59                   5.82

  Merrill Lynch 1-5 Year
  U.S. Corporate and
  Government Index                                   4.83                   7.91

  Our strategy during this difficult six-month period was to maintain a patient, defensive posture. At the time of our last report, we had begun rebuilding the portfolio"s corporate bond exposure and rotating some higher-rated defensive holdings into lower-rated issues, especially in the industrial sector. We increased BBB and below holdings to 23% of assets at the end of June.

  We quickly reversed this strategy, however, as it became clear during the summer months that the economy would not recover as quickly as previously hoped, and as fears of a potential Middle East conflict and expanding corporate malfeasance gripped the market. We reduced corporate holdings from 52% to 48% and pushed our allocation in AAA securities - the highest rating - from 29% of assets to 37%. We successfully avoided defaults in the landmine-filled corporate bond market but suffered sharp price declines in some lower-rated corporate issues where news disappointed the markets. Holdings such as Dynegy, Mirant Americas, Sprint Capital, Tyco International, U.S. West Communications, Coastal, FirstEnergy, and others weighed down returns during the summer months.

  The poor performance of these issues was offset by strong results for high-quality holdings, including governments and mortgage-backed securities (16% and 20% of assets, respectively) and top-tier corporate names such as AIG, BellSouth, Gillette, McCormick, and Wal-Mart. Fortunately, we believe in maintaining a high degree of portfolio diversification to spread risk over many holdings. As a result, distressed corporate holdings represented a relatively small percentage of the overall portfolio and the impact of their price declines on NAV was limited.

Sector Diversification

                                                           Percent of               Percent of
                                                           Net Assets               Net Assets
                                                              6/30/02                 12/31/02
----------------------------------------------------------------------
Corporate Bonds and Notes                                         52%                      48%

  Banking and Finance                                              12                       12

  Industrial                                                       11                       10

  Utilities                                                        12                       10

  Consumer Products and Services                                    9                        9

  Media and Communications                                          6                        4

  Transportation Services                                           2                        2

  Other                                                             -                        1

Asset-Backed Securities                                            14                       13

Mortgage-Backed Securities                                         22                       20

U.S. Government Obligations                                         8                       16

  U.S. Treasury                                                     3                       11

  U.S. Government Agencies                                          5                        5

Money Market Funds                                                  1                        5

All Other                                                           2                        2

Other Assets Less Liabilities                                       1                       -4

Total                                                            100%                     100%
----------------------------------------------------------------------

  Furthermore, the portfolio benefited from our decision to hold on to a portion of our corporate position (except WorldCom, which was sold following the disclosure of accounting fraud in June). Prices on most of these distressed corporates recovered appreciably within the last quarter in response to improvement in the economic outlook and a sharp turn in market sentiment.

  With the outlook for economic growth improving once again, we have begun to rebuild our exposure to corporate bonds by focusing selectively on attractively priced, lower-rated names. At present, exposure to BBB and below rated issues stands at 22%. T. Rowe Price"s extensive research capabilities continue to help us navigate today"s uncharacteristically treacherous corporate bond landscape. Once market participants become more comfortable with the outlook for growth, we believe that the fundamental debt-paying capability of these undervalued companies will be apparent to more market participants and the prices of their bonds will recover further.

  Since the beginning of 2002, we have maintained duration in a tight range close to two years. This is shorter than it had been during the preceding year when rates fell dramatically. The new range, one we consider closer to the peer group average, reflects our recent belief that most of the drop in interest rates is behind us. In fact, as the economy shows further signs of recovering, it will become increasingly likely that the Fed will gradually increase rates from their historically low levels in an effort to avoid an excessive policy-induced inflation cycle.

Outlook

  The Federal Reserve is likely to keep monetary policy accommodative until concrete signs of a sustained economic recovery emerge. We believe short-term rates are unlikely to fall further, but they could remain at current levels for the next six to 12 months. Intermediate- and long-term rates will probably stay at about current levels before rising modestly later in the first half of 2003 as the recovery gains traction. Given this environment, we expect returns for short-term securities to remain low but relatively stable.

  Respectfully submitted,

  Edward A. Wiese
  President and chairman of the Investment Advisory Committee
  January 19, 2003

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Portfolio Highlights

Key Statistics
                                                              Periods
                                                                Ended
                                                             12/31/02
----------------------------------------------------------------------
Dividends per Share
  6 months                                                      $0.12

  12 months                                                      0.25

30-Day Dividend Yield*                                          4.49%

30-Day Standardized Yield to Maturity                           3.57%

Change in Price per Share

  6 months (from $5.02 to $5.08)                                $0.06

  12 months (from $5.06 to $5.08)                                0.02

Weighted Average Maturity (years)                                2.30

Weighted Average Effective Duration (years)                      2.01
----------------------------------------------------------------------
*Dividends earned for the last 30 days of the period are annualized and divided by the fund"s net asset value at the end of the period.

Quality Diversification

                                             Percent of               Percent of
                                             Net Assets               Net Assets
                                                6/30/02                 12/31/02
----------------------------------------------------------------------
Quality Rating*
  AAA                                               29%                      37%
  AA                                                24                       19
  A                                                 24                       22
  BBB                                               22                       20
  BB                                                 1                        1
  B                                                  -                        1
Weighted Average Quality                            AA-                       AA
----------------------------------------------------------------------
*Based on T. Rowe Price research.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Limited-Term Bond Portfolio

                      Merrill Lynch 1-5 Year
                          U.S. Corporate and                  Limited-Term
                            Government Index                Bond Portfolio

5/13/94                               10,000                        10,000
12/31/94                              10,157                        10,262
12/31/95                              11,473                        11,276
12/31/96                              12,003                        11,643
12/31/97                              12,862                        12,428
12/31/98                              13,850                        13,332
12/31/99                              14,153                        13,444
12/31/00                              15,410                        14,687
12/31/01                              16,794                        15,931
12/31/02                              18,122                        16,794

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 12/31/02

                                                          Since        Inception
    1 Year          3 Years           5 Years         Inception             Date
------------------------------------------------------------------------
     5.42%            7.70%             6.21%             6.19%          5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company"s separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

                                          For a share outstanding throughout each period
                                    -----------------------------------------------------
                                       Year
                                      Ended
                                   12/31/02         12/31/01       12/31/00        12/31/99        12/31/98

NET ASSET VALUE
Beginning of period                   $5.06            $4.93          $4.79           $5.02           $4.96

Investment activities
  Net investment
  income (loss)                        0.25             0.28           0.29            0.27            0.28

  Net realized and
  unrealized gain (loss)               0.02             0.13           0.14          (0.23)            0.07

  Total from investment
  activities                           0.27             0.41           0.43            0.04            0.35

Distributions
  Net investment income              (0.25)           (0.28)         (0.29)          (0.27)          (0.28)

  Net realized gain                       -                -              -               -          (0.01)

Total Distributions                  (0.25)           (0.28)         (0.29)          (0.27)          (0.29)

NET ASSET VALUE
End of period                         $5.08            $5.06          $4.93           $4.79           $5.02

Ratios/Supplemental Data

Total return(diamond)                 5.42%            8.47%          9.25%           0.84%           7.28%

Ratio of total expenses
to average net assets                 0.70%            0.70%          0.70%           0.70%           0.70%

Ratio of net investment
income (loss) to
average net assets                    4.86%            5.54%          6.00%           5.54%           5.58%

Portfolio turnover rate               62.4%            48.4%          58.4%           36.2%           50.9%

Net assets, end of
period (in thousands)               $86,375          $83,906        $68,844         $53,148         $46,235

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2002

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                                     In thousands
ASSET-BACKED SECURITIES 13.2%
Capital Auto Receivables Asset
  Series 2002-2, Class A4
    4.50%, 10/15/07                                                                 $375              $394

Series 2002-2, Class CERT
    4.18%, 10/15/07                                                                  368               378

Chase Manhattan Auto Owner Trust
  Series 2001-B, Class CTFS
    3.75%, 5/15/08                                                                   225               230

CIT RV Trust, Series 1998-A
  Class A4, 6.09%, 2/15/12                                                           641               661

Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
    6.875%, 11/16/09                                                                 400               460

Comed Transitional Funding Trust
 Series 1998-1, Class A5
    5.44%, 3/25/07                                                                   670               703

CPL Transition Funding
  Series 2002-1, Class A1
    3.54%, 1/15/07                                                                 1,000             1,017

Dayton Hudson Credit Card Master Trust
  Series 1998-1A
    5.90%, 5/25/06                                                                   550               563

Dealer Auto Receivables Trust
  Series 2000-1, Class A3
    7.07%, 5/17/04                                                                   141               142

John Deere Owner Trust
  Series 2001-A, Class A4
    3.78%, 9/15/08                                                                   800               822

GMAC Commercial Mortgage Securities
  Series 1998-C2, Class A1, CMO
    6.15%, 5/15/35                                                                   304               326

Harley Davidson Motorcycle Trust
  Series 2001-1B, Class CTFS
    5.29%, 1/15/09                                                                   252               259

Honda Auto Receivables Owner Trust
  Series 2002-1, Class A4
    4.22%, 4/15/07                                                                   800               836

MBNA Credit Card Master Trust
  Series 2001, Class AA
    5.75%, 10/15/08                                                                  725               795

MBNA Credit Card Trust
  Series 1999-M, Class A
    6.60%, 4/16/07                                                                 1,100             1,194

  Series 2000-A, Class C
    7.90%, 7/16/07                                                                   550               596

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
Nissan Auto Receivables Owner Trust
  Series 2000-C, Class A3
    6.72%, 8/16/04                                                                  $258              $262

Reliant Energy Transition Bond Trust
  Series 2001-1, Class A1
    3.84%, 9/15/07                                                                   886               914

SSB Auto Loan Trust
  Series 2002-1, Class C
    4.13%, 2/15/09                                                                   300               301

WFS Financial Owner Trust
  Series 2000-4, Class A-4
    7.41%, 9/20/07                                                                   550               576

Total Asset-Backed Securities
(Cost $10,960)                                                                                      11,429

CORPORATE BONDS AND NOTES 48.1%

Banking and Finance 11.7%
ABN AMRO Bank (Chicago)
  Sr. Sub. Notes, 7.25%, 5/31/05                                                     410               452

AIG Sunamerica Global Financing XII
  Sr. Notes, 144A, 5.30%, 5/30/07                                                    550               592

Allstate Financial Global Funding
  Sr. Notes, 144A, 5.25%, 2/1/07                                                     500               531

AT&T Capital Corporation
  Sr. Notes, 6.60%, 5/15/05                                                          195               203

CIT Group
  Sr. Notes
    5.50%, 11/30/07                                                                  500               511

    7.50%, 11/14/03                                                                  405               419

Citigroup, Sr. Notes, 5.75%, 5/10/06                                                 400               434

Countrywide Funding
  Sr. Notes, 5.25%, 5/22/03                                                          380               385

First Union, Sr. Notes, 7.55%, 8/18/05                                               750               845

General Electric Capital
  Sr. Notes, 5.00%, 6/15/07                                                          500               531

Goldman Sachs Group
  Sr. Notes, 144A, 6.75%, 2/15/06 +                                                  300               330

International Lease Finance
  MTN, 5.50%, 6/7/04                                                                 750               775

Keycorp New
  Sr. Sub. Notes, 6.75%, 3/15/06                                                     275               302

Lehman Brothers
  Sr. Notes, 7.375%, 5/15/04                                                         500               536

Marshall & Ilsley Bank
  Sr. Notes, 4.125%, 9/4/07                                                          225               232

Merrill Lynch
  Sr. Notes, 7.00%, 3/15/06                                                          275               303

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2002

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
Midland Bank
  Sr. Sub. Notes, 7.625%, 6/15/06                                                   $700              $796

Morgan Stanley Dean Witter
  Sr. Notes, 6.10%, 4/15/06                                                          300               326

PHH, MTN, 8.125%, 2/3/03                                                             500               500

Provident Bank
  Sr. Sub. Notes, 7.125%, 3/15/03                                                    275               276

St. Paul Companies
  Sr. Notes, 5.75%, 3/15/07                                                          350               363

Union Planters
  Sr. Sub. Notes, 6.25%, 11/1/03                                                     200               207

Washington Mutual, 5.625%, 1/15/07                                                   275               295

                                                                                                    10,144

Consumer Products and Services 9.3%
Clear Channel Communications
  Sr. Notes, 7.875%, 6/15/05                                                         500               554

Coca-Cola Femsa
  Sr. Notes, 8.95%, 11/1/06                                                          400               452

Cox Communications
  Sr. Notes, 6.875%, 6/15/05                                                         500               534

Dayton Hudson Corporation
  Sr. Notes, 7.50%, 7/15/06                                                          250               285

Gillette, Sr. Notes, 3.50%, 10/15/07                                                 600               602

Grand Metropolitan Investment
  Sr. Notes, Zero Coupon, 1/6/04                                                     825               809

Johnson & Johnson
  Sr. Notes, 6.625%, 9/1/09                                                          850               962

Lenfest Communications
  Sr. Notes, 8.375%, 11/1/05                                                         550               603

McCormick, Sr. Notes, 6.40%, 2/1/06                                                  500               536

Nabisco, Sr. Notes, 6.125%, 2/1/33                                                   290               291

Ralcorp Holdings
  Sr. Notes, 8.75%, 9/15/04                                                          500               554

Sears Roebuck Acceptance
  Sr. Notes, 6.75%, 9/15/05                                                          500               504

Sony, Sr. Notes, 6.125%, 3/4/03                                                      225               227

Viacom, Sr. Notes, 6.40%, 1/30/06                                                    210               230

Wal-Mart, Sr. Notes, 6.55%, 8/10/04                                                  825               887

                                                                                                     8,030

Energy 1.1%
ConocoPhillips
  Sr. Notes, 144A, 3.625%, 10/15/07                                                  500               506

PDV America
  Sr. Notes, 7.875%, 8/1/03                                                          220               209

YPF Sociedad Anonima
  Sr. Notes, 7.25%, 3/15/03                                                          235               231

                                                                                                       946

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
Industrial 9.9%
Alcoa, Sr. Notes, 4.25%, 8/15/07                                                    $200              $208

Boeing Capital
  Sr. Notes, 7.10%, 9/27/05                                                          750               819

Caterpillar Financial Services
  Sr. Notes, 6.875%, 8/1/04                                                          550               587

Daimler Chrysler North America
  Sr. Notes, 6.90%, 9/1/04                                                           550               588

Dow Chemical
  Sr. Notes, 7.00%, 8/15/05                                                          285               308

Ford Motor Credit
  Sr. Notes, 6.875%, 2/1/06                                                          525               527

GMAC, Sr. Notes, 7.50%, 7/15/05                                                      600               631

Hertz, Sr. Notes, 8.25%, 6/1/05                                                      250               260

Hutchison Whampoa Finance
  Sr. Notes, 144A, 6.95%, 8/1/07                                                     500               557

Northrop Grumman
  Sr. Notes, 8.625%, 10/15/04                                                        600               666

Parker Hannifin
  Sr. Notes, 5.65%, 9/15/03                                                          550               565

Praxair, Sr. Notes, 6.85%, 6/15/05                                                   500               552

Toyota Motor Credit
  Sr. Notes, 5.625%, 11/13/03                                                        550               569

Tyco International
  Sr. Notes, 5.875%, 11/1/04                                                         600               579

United Technologies
  Sr. Notes, 6.625%, 11/15/04                                                        550               595

Weyerhaeuser
  Sr. Notes, 5.50%, 3/15/05                                                          500               523

                                                                                                     8,534

Media and Communications 4.6%
360 Communications
  Sr. Notes, 7.125%, 3/1/03                                                          550               554

AOL Time Warner
  Sr. Notes, 5.625%, 5/1/05                                                          350               359

BellSouth, Sr. Notes, 5.00%, 10/15/06                                                800               856

British Telecommunications
  Sr. Notes, STEP, 7.875%, 12/15/05                                                  400               450

SBC Communications
  Sr. Notes, 5.75%, 5/2/06                                                           500               542

Telefonica Europe
  Sr. Notes, 7.35%, 9/15/05                                                          250               275

U.S. West Communications
  Sr. Notes, 7.20%, 11/1/04                                                          555               533

Verizon Global Funding
Sr. Notes, 6.125%, 6/15/07                                                           350               385

                                                                                                     3,954

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2002

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
Transportation Services 1.9%
Amerco, Sr. Notes, 8.80%, 2/4/05                                                    $300              $120

ERAC USA Finance
  MTN, 144A, 6.625%, 2/15/05 +                                                       600               637

Norfolk Southern
  Sr. Notes, 7.875%, 2/15/04                                                         145               154

Southwest Airlines
  Sr. Notes, 8.75%, 10/15/03                                                         200               209

Union Pacific
  Sr. Notes, 5.84%, 5/25/04                                                          500               527

                                                                                                     1,647

Utilities 9.6%
Alabama Power
  Sr. Notes, 5.49%, 11/1/05                                                          750               802

American Electric Power
  Sr. Notes, 6.125%, 5/15/06                                                         235               230

Arizona Public Service
  Sr. Notes, 5.875%, 2/15/04                                                         250               256

CE Electric UK Funding
  Sr. Notes, 144A, 6.853%, 12/30/04                                                  330               341

Cinergy, Deb., 6.25%, 9/1/04                                                         500               515

Coastal, Sr. Notes, 7.50%, 8/15/06                                                   190               156

Consumers Energy Group
  1st Mtg., 6.00%, 3/15/05                                                           500               495

DTE Energy, Sr. Notes, 6.00%, 6/1/04                                                 500               522

Dynegy, Sr. Notes, 8.125%, 3/15/05                                                   200                76

Energy East
  Sr. Notes, 5.75%, 11/15/06                                                         670               711

Entergy Gulf States
  1st Mtg., 144A, 5.20%, 12/3/07                                                     390               391

FirstEnegy
  Sr. Notes, 5.50%, 11/15/06                                                         350               352

Mirant Americas
  Sr. Notes, 7.625%, 5/1/06                                                          500               258

Niagara Mohawk Power
  Sr. Notes, 5.375%, 10/1/04                                                         800               830

Nisource Finance
  Sr. Notes, 5.75%, 4/15/03                                                          500               505

Pinnacle West Capital
  Sr. Notes, 6.40%, 4/1/06                                                           500               508

PSEG Power
  Sr. Notes, 6.875%, 4/15/06                                                         330               336

Public Service Electric & Gas
  1st Mtg., 6.25%, 1/1/07                                                             75                82

Sempra Energy
  Sr. Notes, 6.80%, 7/1/04                                                           700               718

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
Utilicorp United
  Sr. Notes, 7.00%, 7/15/04                                                         $275              $212

                                                                                                     8,296

Total Corporate Bonds and Notes
(Cost $40,330)                                                                                      41,551

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 3.4%

GSR Mortgage Loan Trust
  Series 2001-1, Class A12, VR
    4.612%, 10/25/31                                                                 121               121

Money Store Home Equity Trust
  Series 197-C, Class AF8
    6.575%, 1/15/39                                                                  573               593

Morgan Stanley Dean Witter Capital
  CMO, 5.38%, 1/15/39                                                                588               623

Prudential Securities Secured Financing
  Series 1999-NRF1, Class A1, CMO
    6.074%, 1/15/08                                                                  524               564

Residential Accredit Loans
  CMO, 7.25%, 11/25/27                                                               290               299

Residential Funding Mortgage
  Series 1999, Class A-1, CMO
    6.50%, 1/25/29                                                                   301               304

Summit Mortgage Trust
  Series 2002, Class A1, CMO
    6.340%, 6/28/16                                                                  433               439

Total Non-U.S. Government
Mortgage-Backed Securities (Cost $2,841)                                                             2,943

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 16.0%

U.S. Government Agency Obligations 12.2% Federal Home Loan Mortgage
    6.50%, 5/1/05                                                                     65                67

  CMO
    4.105%, 10/27/31                                                                 500               511

    6.00%, 1/15/08-7/15/24                                                         1,445             1,505

    6.50%, 4/15/21-5/15/27                                                         2,703             2,816

Federal National Mortgage Assn.
    5.00%, 1/1/32                                                                    649               669

    6.00%, 1/1/14                                                                    246               259

  Midget, 9.00%, 5/1/05                                                               22                22

    TBA, 5.50%, 1/21/02                                                            4,075             4,218

CMO, 9.00%, 1/25/08                                                                  402               438

                                                                                                    10,505

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2002

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
U.S. Government Guaranteed Obligations 3.8% Government National Mortgage Assn.
I
    6.00%, 7/15/16                                                                  $708              $747

    6.50%, 5/15/09                                                                   664               711

    10.00%, 11/15/09 - 4/15/19                                                        26                29

  Midget, I
    7.00%, 9/15/12 - 4/15/13                                                       1,407             1,518

    8.00%, 5/15/07                                                                   243               262

                                                                                                     3,267

Total U.S. Government Mortgage-Backed
Securities (Cost $13,343)                                                                           13,772

U.S. GOVERNMENT OBLIGATIONS/AGENCIES 15.4%

U.S. Government Agency Obligations 4.8% Federal Home Loan Mortgage
    4.875%, 3/15/07                                                                  570               617

    5.75%, 7/15/03                                                                 1,000             1,024

Federal National Mortgage Assn.
    5.25%, 1/15/03                                                                   300               300

    5.75%, 6/15/05                                                                   500               545

    7.00%, 7/15/05                                                                 1,500             1,682

                                                                                                     4,168

U.S. Treasury Obligations 10.6% U.S Treasury Notes
    1.875%, 9/30/04                                                                2,500             2,517

    4.375%, 5/15/07                                                                2,825             3,034

    5.75%, 11/15/05                                                                3,250             3,593

                                                                                   9,144
Total U.S. Government Obligations/Agencies
(Cost $12,867)                                                                                      13,312

OTHER 2.4%
Government of Canada
    3.50%, 6/1/04 (CAD)                                                              600               383

    6.00%, 9/1/05 (CAD)                                                            1,725             1,164

                                                                              Shares/Par             Value
------------------------------------------------------------------------------
                                                                            In thousands
Inter-American Development Bank
  Sr. Notes, 6.375%, 10/22/07                                                       $375              $429

University of Miami
  (MBIA Insured), 6.90%, 4/1/04                                                       60                64

Total Other (Cost $1,993)                                                                            2,040

Money Market Funds 5.3%

T. Rowe Price Reserve Investment Fund
    1.53% #                                                                        4,611             4,611

Total Short-Term Investments
(Cost $4,611)                                                                                        4,611

Total Investments in Securities
103.8% of Net Assets (Cost $86,945)                                                                $89,658

Other Assets Less Liabilities                                                                      (3,283)

NET ASSETS                                                                                         $86,375

Net Assets Consist of:
Undistributed net investment income (loss)                                                            $(9)

Undistributed net realized gain (loss)                                                               (442)

Net unrealized gain (loss)                                                                           2,713

Paid-in-capital applicable to
16,989,380 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                              84,113

NET ASSETS                                                                                         $86,375

NET ASSET VALUE PER SHARE                                                                            $5.08

# Seven-day yield

+ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $967 and represents 1.1% of net assets

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers total of such securities at period-end amounts to $3,885 and represents 4.5% of net assets

CAD Canadian dollar

CMO Collateralized Mortgage Obligation

MBIA MBIA Insurance Corp.

MTN Medium-Term Note

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TBA To Be Announced security was purchased on a forward commitment basis

VR Variable Rate

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands
                                                                                          Year
                                                                                         Ended
                                                                                      12/31/02

Investment Income (Loss)

  Interest income                                                                       $4,771

  Investment management and administrative expense                                         600

  Net investment income (loss)                                                           4,171

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                                             (220)

  Foreign currency transactions                                                            (2)

  Net realized gain (loss)                                                               (222)

Change in net unrealized gain (loss) on securities                                         682

Net realized and unrealized gain (loss)                                                    460

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                                  $4,631

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                                                Year
                                                                               Ended
                                                                            12/31/02              12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                                                $4,171                $4,219

  Net realized gain (loss)                                                     (222)                   572

  Change in net unrealized gain (loss)                                           682                 1,248

  Increase (decrease) in net assets from operations                            4,631                 6,039

Distributions to shareholders
  Net investment income                                                      (4,196)               (4,216)

Capital share transactions *
  Shares sold                                                                 27,721                23,053

  Distributions reinvested                                                     4,195                 4,217

  Shares redeemed                                                           (29,882)              (14,031)

  Increase (decrease) in net assets from capital
  share transactions                                                           2,034                13,239

Net Assets

Increase (decrease) during period                                              2,469                15,062

Beginning of period                                                           83,906                68,844

End of period                                                                $86,375               $83,906

*Share information
  Shares sold                                                                  5,504                 4,572

  Distributions reinvested                                                       833                   837

  Shares redeemed                                                            (5,941)               (2,786)

  Increase (decrease) in shares outstanding                                      396                 2,623

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The fund seeks a high level of income consistent with moderate fluctuations in principal value. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $34,794,000 and $27,748,000, respectively, for the year ended December 31, 2002. Purchases and sales of U.S. government securities aggregated $24,661,000 and $24,534,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

T. Rowe Price Limited-Term Bond Portfolio
December 31, 2002

  Distributions during the year ended December 31, 2002 totaled $4,196,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:

  Unrealized appreciation                                             $3,440,000

  Unrealized depreciation                                              (727,000)

  Net unrealized appreciation (depreciation)                           2,713,000

  Undistributed ordinary income                                          (9,000)

  Capital loss carryforwards                                           (442,000)

  Paid-in capital                                                     84,113,000

  Net assets                                                         $86,375,000
                                                                    ------------

  The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $216,000 of capital loss carryforwards that expire in 2008, and $226,000 that expire in 2010.

  For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                                      $16,000

  Undistributed net realized gain                                       (16,000)

  At December 31, 2002, the cost of investments for federal income tax purposes was $86,945,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund"s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors" fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $40,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $53,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Limited-Term Bond Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund"s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 21, 2003

Tax Information (Unaudited) for the Tax Year Ended 12/31/02

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund"s distributions to shareholders included $18,000 from short-term capital gains.

T. Rowe Price Limited-Term Bond Portfolio

About the Portfolio"s Directors and Officers

Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio"s directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio"s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Directorships of Other Public Companies
-------------------------------------------------------------------------------
Anthony W. Deering         Director, Chairman of the Board, President,
(1/28/45)                  and Chief Executive Officer, The Rouse Company,
1994                       real estate developers
-------------------------------------------------------------------------------
Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
2001
-------------------------------------------------------------------------------
David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
2001                       Corp. (5/00 to present); Chairman and President, Nye
                           Corp.
-------------------------------------------------------------------------------
F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
1994
-------------------------------------------------------------------------------
Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
2001                       The Rouse Company, and US Airways Group, Inc.
-------------------------------------------------------------------------------
John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor and
1994                       Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------
Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
2001
-------------------------------------------------------------------------------
Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
2001                       capital to young high-technology companies throughout
                           the United States; Director, Teltone Corp.T. Rowe
                           Price Limited-Term Bond Portfolio
-------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Limited-Term Bond Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies
-------------------------------------------------------------------------------
William T. Reynolds           Director and Vice President, T. Rowe Price and
(5/26/48)                     T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                          Global Asset Management Limited
[37]
-------------------------------------------------------------------------------
James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1994                          President, T. Rowe Price Group, Inc.; Chairman
[105]                         of the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T.Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Chairman of the Board, Fixed Income Series
-------------------------------------------------------------------------------
M. David Testa                Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of
1997                          the Board, Chief Investment Officer, Director,
[105]                         and Vice President, T. Rowe Price Group, Inc.;
                              Director, T. Rowe Price Global Asset Management
                              Limited, T. Rowe Price Global Investment Services
                              Limited, and T. Rowe Price International, Inc.;
                              Director and Vice President, T. Rowe Price Trust
                              Company
-------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served              Principal Occupation(s)
-------------------------------------------------------------------------------
Steven G. Brooks (8/5/54)             Vice President, T. Rowe Price and
Vice President, Fixed                 T. Rowe Price Group, Inc.
Income Series
-------------------------------------------------------------------------------
Brian E. Burns (10/6/60)              Assistant Vice President, T. Rowe Price
Vice President, Fixed
Income Series
-------------------------------------------------------------------------------
Jennifer A. Callaghan (5/6/69)        Assistant Vice President, T. Rowe Price
Vice President, Fixed
Income Series
-------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)          Vice President, T. Rowe Price, T. Rowe
Treasurer, Fixed                      Price Group, Inc., and T. Rowe Price
Income Series                         Investment Services, Inc.
-------------------------------------------------------------------------------
Patrick S. Cassidy (8/27/64)          Vice President, T. Rowe Price and T.
Vice President, Fixed                 Rowe Price Group, Inc.
Income Series
-------------------------------------------------------------------------------
Mark S. Finn (1/14/63)                Vice President, T. Rowe Price
Vice President, Fixed
Income Series
-------------------------------------------------------------------------------
Alisa Fiumara (2/7/74)                Employee, T. Rowe Price; formerly
Vice President, Fixed                 Associate Analyst, Legg Mason (to 2000)
Income Series
-------------------------------------------------------------------------------
Charles B. Hill (9/22/61)             Vice President, T. Rowe Price and
Vice President, Fixed                 T. Rowe Price Group, Inc.
Income Series
-------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Limited-Term Bond Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)     Director and Vice President, T. Rowe Price
Vice President,                 Group, Inc., T. Rowe Price Investment
Fixed Income Series             Services, Inc., T. Rowe Price Services,
                                Inc., and T. Rowe Price Trust Company; Vice
                                President, T. Rowe Price, T. Rowe Price
                                International, Inc., and T. Rowe Price
                                Retirement Plan Services, Inc.
--------------------------------------------------------------------------------
Alan D. Levenson (7/17/58)      Vice President, T. Rowe Price and T. Rowe
Vice President,                 Price Group, Inc.; formerly Senior Vice
Fixed Income Series             President and Director of Research at Aubrey
                                G. Lanston & Co., Inc.
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)   Assistant Vice President, T. Rowe Price
Secretary, Fixed Income Series  and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------
Joseph K. Lynagh, CFA (6/9/58)  Vice President, T. Rowe Price and T.
Vice President,                 Rowe Price Group, Inc.
Fixed Income Series
--------------------------------------------------------------------------------
James M. McDonald (9/29/49)     Vice President, T. Rowe Price,
Executive Vice President,       T. Rowe Price Group, Inc., and T. Rowe
Fixed Income Series             Price Trust Company
--------------------------------------------------------------------------------
Cheryl A. Mickel (1/11/67)      Vice President, T. Rowe Price and T.
Vice President,                 Rowe Price Group, Inc.
Fixed Income Series
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)    Vice President, T. Rowe Price, T. Rowe
Controller,                     Price Group, Inc., and T. Rowe Price Trust
Fixed Income Series             Company
--------------------------------------------------------------------------------
Mary J. Miller (7/19/55)        Vice President, T. Rowe Price and T. Rowe
Vice President,                 Price Group, Inc.
Fixed Income Series
--------------------------------------------------------------------------------
Joan R. Potee (11/23/47)        Vice President, T. Rowe Price and T.
Vice President,                 Rowe Price Group, Inc.
Fixed Income Series
--------------------------------------------------------------------------------
Robert M. Rubino (8/2/53)       Vice President, T. Rowe Price and T.
Vice President,                 Rowe Price Group, Inc.
Fixed Income Series
--------------------------------------------------------------------------------
Mark J. Vaselkiv (7/22/58)      Vice President, T. Rowe Price and T. Rowe
Vice President,                 Price Group, Inc.
Fixed Income Series
--------------------------------------------------------------------------------
Lea C. Ward (6/5/68)            Assistant Vice President, T. Rowe Price;
Vice President,                 formerly Customer Finance Analyst,
Fixed Income Series             Lucent Technologies (to 2000)
--------------------------------------------------------------------------------
Edward A. Wiese CFA (4/12/59)   Vice President, T. Rowe Price, T. Rowe
President,                      Price Group, Inc., and T. Rowe Price Trust
Fixed Income Series             Company; Vice President, Director, and Chief
                                Investment Officer, T. Rowe Price Savings
                                Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29251
TRP656 (2/03)
K15-054 12/31/02